EXHIBIT 10.15
                                                                 PAGE 1 OF 5
                                 AMENDMENT NO. 1
                                       TO
                           THIRD AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 ("Amendment") is entered into as of April 17, 1996, among GENERAL DATACOMM INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware, GENERAL DATACOMM, INC., a corporation organized under the laws of the State of Delaware, GDC REALTY, INC., a corporation organized under the laws of the State of Texas, GDC NAUGATUCK, INC., a corporation organized under the laws of the State of Delaware, GENERAL DATACOMM INTERNATIONAL CORP., a corporation organized under the laws of the State of Delaware, GDC FEDERAL SYSTEMS, INC. (formerly known as GENERAL DATACOMM SYSTEMS, INC.), a corporation organized under the laws of the State of Delaware (each a "Borrower" and jointly and severally, the "Borrowers"), the undersigned financial institutions (each a "Lender" and collectively, "Lenders") and THE BANK OF NEW YORK COMMERCIAL CORPORATION ("BNYCC"), a New York corporation, as agent for Lenders (BNYCC in such capacity, "Agent").
                                   BACKGROUND

Borrowers,  Lenders  and Agent  are  parties  to a Third  Amended  and  Restated
Revolving Credit and Security Agreement dated as of November 30, 1995 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations. Borrowers have requested that Lenders amend Sections 7.3, 7.8 and 7.17 of the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth. NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders or Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows: (a) Section 7.3 of the Loan Agreement is hereby amended in its entirety to provide as follows:


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"7.3.  Guarantees.  Become  liable upon the obligations of any person,  firm or corporation by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders pursuant to this Agreement or the other Documents) except (a) as disclosed on Schedule 7.3, (b) the endorsement of checks or negotiable instruments in the ordinary course of business, (c) guarantees by GDC of the obligations of any of its Subsidiaries under lease arrangements for real property entered into in the ordinary course of business, provided, that the aggregate amount of indebtedness covered by such guarantees does not at any time exceed the amount of rental payments permitted under Section 7.11, (d) guarantees by Borrowers of the obligations of GDC or its Subsidiaries under leases of personal property, excluding capital equipment subject to (f) below, in the ordinary course of business, provided, that the aggregate amount of indebtedness covered by such guarantees does not exceed $5,000,000 at any time outstanding, (e) guarantees by Borrowers relating to the issuance of bid or performance bonds required to be issued by any Borrower or any Guarantor, provided, that the aggregate amount so guaranteed does not exceed $5,000,000 at any time outstanding, (f) guarantees by GDC of the obligations of other Borrowers under capital equipment financing arrangements, provided, that such financing arrangements are permitted hereunder and the aggregate amount of indebtedness covered by such guarantees does not exceed the amount of capital expenditures permitted pursuant to Section 7.6, (g) non-financial support agreements by GDC relating to its Subsidiaries, provided, that such support agreements are substantially similar to the support agreement issued by GDC dated June 30, 1989 in favor of Sanwa Business Credit Corporation, (h) guarantees of the obligations of another Borrower, (i) guarantees by GDC of the obligations of DataComm Leasing under lease financing agreements for the discounting of leases of personal property manufactured or offered by GDC in the ordinary course of business, provided that the aggregate amount of indebtedness covered by such guarantees does not exceed $15,000,000 at any time outstanding and (j) guarantees by Borrowers of the obligations of any Guarantor not otherwise covered by subsections (a) through (i) above, provided, that the aggregate amount of indebtedness covered by such guarantees does not in the aggregate exceed $500,000 at any time outstanding."

         (b) The references to the amount "$25,000,000" in Section 7.8 and
7.17 of the Loan Agreement are hereby deleted and the following amount is substituted therefor:

                    "$2,000,000".

         3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment executed by Borrowers and consented and agreed to by Guarantors and (ii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form
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                                                                  EXHIBIT 10.15
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 and substance satisfactory  to  Agent,  Lenders  and their  counsel.

  4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

(a)This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c) No Event of Default or Default has occurred and is continuing or would exist
after  giving  effect  to  this  Amendment.   (d)  Borrowers  have  no  defense,
counterclaim or offset with respect to the Loan Agreement.

5. Effect on the Loan Agreement.

(a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
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                                                                 EXHIBIT 10.15
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8. Counterparts.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.
                                            GENERAL DATACOMM INDUSTRIES, INC.
                                            GENERAL DATACOMM, INC.
                                            GDC REALTY, INC.
                                            GDC NAUGATUCK, INC.
                                            GENERAL DATACOMM INTERNATIONAL CORP.
                                            GDC FEDERAL SYSTEMS, INC.

                                           By:________________________________
                                            Dennis J. Nesler, the Vice-
                                            President of each of the
                                            foregoing corporations

                                             1579 Straits Turnpike
                                             Middlebury, Connecticut 06762-1299

                                            THE BANK OF NEW YORK COMMERCIAL
                                            CORPORATION

                                            By:_______________________________
                                               Name:
                                               Its:

                                               1290 Avenue of the Americas
                                               New York, New York 10104
                                               Commitment Percentage: 100%

                                            THE BANK OF NEW YORK COMMERCIAL
                                             CORPORATION, as Agent

                                            By:_______________________________
                                               Name:
                                               Its:

CONSENTED AND AGREED TO:

DATACOMM RENTAL CORPORATION

By:__________________________
   Name:  William S. Lawrence
   Its:  Senior Vice President

GENERAL DATACOMM LTD.

By:__________________________
   Name:  William S. Lawrence
   Its:  Senior Vice President

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                                                                 EXHIBIT 10.15
                                                                 PAGE 5 OF 5


GENERAL DATACOMM FRANCE S.A.R.L.

By:__________________________
   Name:  William S. Lawrence
   Its:  Senior Vice President

GENERAL DATACOMM DE MEXICO S.A. DE C.V.

By:__________________________
   Name:  William S. Lawrence
   Its:  Senior Vice President


GENERAL DATACOMM PTY LIMITED


By:__________________________
   Name:  William S. Lawrence
   Its:  Senior Vice President

GENERAL DATACOMM S.A.R.L.

By:__________________________
   Name:  William S. Lawrence
   Its: Senior Vice President

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